EXHIBIT 10.1

Modification No. **** to CRADA No. ****

Facility Operator:	Alliance for Sustainable Energy, LLC (“Alliance”)
National Renewable Energy Laboratory

Participant:  New Energy Technologies, Inc.

Period of Performance:  ****THROUGH ****
This modification adds **** to the period of performance, and $**** funds-in to the agreement value.

Except as stated herein, all terms and conditions of the Cooperative Research and Development Agreement shall remain in full force and effect without change.  In the event of any conflict between the terms of the subject Agreement and this Modification, the provisions of this Modification shall take precedence.

ARTICLE II, “Joint Work Statement” is modified to include Appendix A “Joint Work Statement for Modification No ****, which is attached hereto and incorporated by reference.

ARTICLE III, “Term, Funding, and Costs,” Paragraph A, is modified to reflect a new completion date of ****.

ARTICLE III,  “Term, Funding, and Costs,” Paragraph B, is modified to add a Participant funds-in contribution of $****.    Total contributions, including those previously provided under this Agreement, are as follows:

	Prior Contributions	Modification No. ***	Total

Participant In-Kind Contribution:	$****	$****	$****
Participant Funds-In Contribution:	$****	$****	$****
Government In-Kind Contribution:	$****	$****	$****
CRADA TOTAL VALUE	$****	$****	$****

APPENDIX A-JOINT WORK STATEMENT: The attached Appendix A “Joint Work Statement for Modification No. ****” is hereby added to the Agreement.

The parties have indicated their acceptance of this Modification No. **** to Agreement No****
between New Energy Technologies, Inc. and Alliance, operator of the National Renewable Energy Laboratory by signature below.  This Modification shall not be effective until approved by the U.S. Department of Energy.

Accepted:		Accepted:
New Energy Technologies, Inc.		Alliance for Sustainable Energy, LLC

By:	_______________________________	By:	_______________________________

Name: John A. Conklin		Name: Bobi Garrett

Title: President & CEO, Director		Title: Deputy Laboratory Director Strategic Programs & Partnerships

Date: January 9, 2012		Date: _______________________________

Accepted:
DOE Approval, if scope and/or dollar increase

By: _______________________________
Date: _______________________________

National Renewable Energy Laboratory

Cooperative Research and Development Agreement

Appendix A—Joint Work Statement-
Modification No. ****

CRADA # ****

Title: OPV Electricity-Generating ****

Abstract of CRADA work:

New Energy Technologies, Inc. (NET) is continuing to develop ****. Jointly NET and NREL will advance the **** by enhancing ****, ****, **** technology. These objectives will be completed following a multi-step approach.

Participant Name and Address:

New Energy Technologies Inc.
9192 Red Branch Road, Suite 110
Columbia, MD 21045
(800) 213-0689

Participant Type

Foreign	☐

University	☐

Small Business	☒

Large Business	☐

State & Local	☐
Government

Not-for-Profit	☐

Schedule

The Period of Performance for this effort will continue until ****.

Purpose
Work under this CRADA will be directed towards enhancing the ****, ****, and **** technology.

Task Descriptions and Estimated Completion Dates
****

Goals:
Modification of ****
Achieve improved **** of ****
****to maximize ****

1.	**** system to **** – The **** of the current ****. The proposed modification of the ****, which could allow use of ****, should allow sufficient **** to obtain ****. Subtasks:

a.	**** of an ****
b.	Implementation of ****
c.
Obtaining safe-to-work status for ****

Milestones:
Complete ****
Implementation of ****
**** of ****
Staff: NET: **** ; NREL****
Effort: NET: ****, NREL: ****

Schedule:
****: **** after **** of CRADA Phase 2
Implementation: **** after **** of CRADA Phase 2
****: **** after **** of CRADA Phase 2

2.	Optimization of **** – This tasks focuses on utilizing the **** to ****, and develop **** to yield **** of the various ****. Subtasks:

a.	Develop **** for ****
b.	Develop **** for ****
c.	Develop **** for ****
d.	Develop **** for ****

Milestones:
Obtain ****
Obtain ****
Obtain ****
Obtain ****
Obtain ****
Staff: NET: ****; NREL: ****
Effort: NET: ****, NREL: ****
Schedule:
****: **** after ****
****: **** after ****
****: **** after ****
****: **** after ****
****: **** after ****

3.	Optimization of **** – Utilizing the **** and **** developed for ****, **** the **** and ****. Subtasks:

a.	Optimize **** of ****
b.	Develop **** method
c.	Develop **** method

Milestones:
Fabricate ****
Demonstrate ****
Develop ****
Demonstrate ****
Demonstrate ****
Staff: NET: ****; NREL: ****
Effort: NET: ****, NREL****
Schedule:
Optimized ****: ****
****: ****
****: ****
**** Work

Goals:
Optimization of ****, ****
Identification of **** with ****

1.	**** Materials **** – In this task, **** materials will be **** for ****. These **** may involve **** including but not limited to: ****, and **** of ****. Subtasks:

a.	**** evaluation of **** materials
b.	Detailed **** of **** materials
c.
**** evaluation of **** materials
Milestones: **** evaluating **** potential of **** material ****
Staff: NET: ****,; NREL: ****
Effort: **** depending on materials; NET: ****; NREL: ****
Schedule: **** depending on **** of materials: **** after ****of CRADA

2.	Testing **** – This task focuses on the ****, **** materials for ****, ****, and ****. **** materials and **** will be **** in ****, along with any necessary supporting ****. Subtasks:
a.	**** evaluation of **** materials
b.	**** evaluation of ****
c.
**** of **** materials as required
Milestones: **** evaluating the **** materials and **** as compared to ****
Staff: NET: ****; NREL: ****
Effort: **** depending on **** of material****; NET: ****; NREL: ****
Schedule: ****: dependent on **** of **** materials and ****; **** after **** of CRADA

**** and ****

Goals:
**** of relative ****
**** of favorable ****
Establishment of ****

1.	Testing**** – In this task NREL will **** the **** of the ****, and their ****. This will **** relative **** for the **** materials under ****. Subtasks:

a.	**** of **** for the various material ****
b.	**** of **** Milestone: **** device **** material **** Staff: NET: ****; NREL: **** Effort: **** NET: ****; NREL: **** Schedule: **** after ****of CRADA

2.	Testing**** – **** of the **** of **** and ****. This will allow **** for the **** materials ****. Subtasks:
a.	**** of **** for the **** material ****
b.
**** of ****
Milestone: **** device **** material ****
Staff: NET: ****; NREL: ****
Effort: ****, depending on **** material**** ****; NET: ****; NREL: ****
Schedule: **** depending on **** of materials: **** after **** of CRADA

3.	**** Testing – The focus of this task will be to ****, in order to **** that ****while also ****. Subtasks:
a.	**** of **** to **** Milestone: **** of **** Staff: NET: ****; NREL: **** Effort: NET: ****; NREL: **** Schedule: **** after **** of CRADA

4.	**** Testing – In this task we will **** using the ****, including both ****. Subtasks:
a.	**** of **** of ****
b.
**** of **** of ****
Milestone:
**** of ****
**** of ****
Staff: NET: ****; NREL: ****
Effort: NET: ****; NREL: ****
Schedule:
**** on ****: **** after **** of CRADA
****: **** after **** of CRADA
OPV ****

Goals: **** of **** for ****

1.	**** – In order to keep its ****, NET is ****. **** NET’s OPV material ****, NREL will **** OPV **** under this task to enable NET to ****, including: ****; and **** of NET **** materials. Subtasks:
a.	**** development
b.	Developing ****
c.	Developing **** Milestone – Develop robust **** Staff: NREL: ****; NET: **** Effort: NREL **** Schedule: **** after **** of CRADA

2.
**** Attractive OPV **** – The objective of this task is to **** OPV **** that ****: **** systems. In this task, NET will **** material **** in these **** and submit **** to NREL for ****. OPV materials **** the ****, and not otherwise ****, will be **** to NET for ****. The **** of OPV **** will be an ****. This **** may also include ****.
Subtasks:

a.	Submission of **** OPV ****
b.	Running **** in OPV ****
c.	**** OPV ****
d.	****
e.	Running**** on NET**** Milestone – **** of **** to NET Staff: NET: **** ; NREL: **** Effort: ****: NET: ****, NREL: **** Schedule: **** of **** after ****; **** of **** after ****

Funding Table

Estimated Costs	NREL Shared Resources	Participant Shared Resources	Participant Funds In	Totals
Year 1	$****	$****	$****	$****
Year 2	$****	$****	$****	$****
TOTALS	$****	$****	$****	$****
Fed Admin Charge on Funds-in	----	----	****

DOE Mission Area to benefit from this CRADA:

Energy	☒
Environmental Quality	☐
Science	☐
Other, name:	☐

CRADA benefit to DOE, Participant, and US Taxpayer:

The technology developed under this CRADA would enable the Participant to **** and **** with **** and ****.   In that the technology **** under the CRADA would facilitate the **** and **** of ****, it is aligned with the objectives of the DOE National Solar Energy Programs.   The CRADA will benefit the U.S. taxpayer by promoting the adoption of clean energy technology and contributing to the growth and viability U.S. **** industry.

DOE Program Manager:  Minh Le
202-287-1372

CRADA format is Modular CRADA. If other, such as multilab or USIC, identify: N/A .

Special Considerations

Background Intellectual Property:
No ☐          Yes  ☒ If yes, list: See attached Appendix B

Is Participant interested in licensing BIP at this time:
No   ☐      Yes   ☐  ☒  To be determined
If yes, identify any known special issues with a potential license (i.e., BIP still in ROI stage, or already exclusively licensed, or has broader applications than scope of CRADA, or in contention right now with another partner. If none, write “NONE.”).

Are human or animal subjects to be used as part of this CRADA?
No  ☒      Yes  ☐

Have all necessary ES&H and quality (NEPA) reviews been completed?
Yes  ☒    No  ☐ (if not, explain)

Are there any organizational or personal conflicts of interest associated with this CRADA?
No   ☒     Yes   ☐ (explain)
NREL maintains on file signed COI certificates for each employee with a substantial role in this CRADA.

Will export controlled information be produced?
No   ☒     Yes   ☐ (if yes, identify)

Fairness of Opportunity requirements have been satisfied by:
☒ Participant approached laboratory
☐ Participant responded to FedBizOpps announcement
☐ Participant was contacted by laboratory after or during broad public announcement or solicitation

For 100% funds-in CRADAs, the Participant has been notified of other types of technology transfer agreements, such as Work for Others.
☐ Yes     ☐ No    ☒ N/A

Did the Participant require any substantive changes to the Modular CRADA or any changes to double-underlined language?
No   ☒      Yes   ☐  If yes, attach copies of the proposed modified articles. If substantively altered, attach Participant’s US Competitiveness justification.

Additional Special Considerations: NONE